                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report: November 1, 1994
                                       ----------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



        1-6157                                     36-1208070
        ------                                     ----------
(Commission File Number)              (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois              60661
- - - -----------------------------------------              -----
(Address of principal executive offices)             (Zip Code)



                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)
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     ITEM 5.   OTHER EVENTS
     -------   ------------


     On November 1, 1994, Heller Financial, Inc. (the "Registrant") issued $200,000,000 aggregate principal amount of its 7-7/8% Notes due November 1, 1999 (the "Notes"), under its Registration Statement on Form S-3, File No. 33-58716 and pursuant to a Prospectus Supplement dated October 18, 1994.



                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: November 1, 1994



                                    HELLER FINANCIAL, INC.



                                    By:  Richard J. Almeida
                                         -----------------------
                                         Richard J. Almeida
                                 Title:  Executive Vice President and
                                         Chief Financial Officer


                                       2
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                         EXHIBIT INDEX



     Exhibit                                       Sequentially
     Number                                        Numbered Pages
     ------                                        --------------

       99      Form of Security representing the
               7-7/8% Notes due November 1, 1999        4-19


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